Exhibit 99.1

FOR IMMEDIATE RELEASE	Media: Amy McGahan, Director of Corporate & Strategic Communications
amy.mcgahan@cbiz.com

Investor Relations: Lori Novickis, Director, Corporate Relations lnovickis@cbiz.com

CBIZ, Inc.
Cleveland, Ohio
(216) 447-9000

CBIZ TO ACQUIRE MARCUM

UPON CLOSING:

•	CBIZ COMBINED ANNUAL REVENUE WILL BE ~$2.8B

•	WILL SOLIDIFY CBIZ’S POSITION AS LEADING PROVIDER OF PROFESSIONAL ADVISORY SERVICES OF ITS KIND

•	CBIZ WILL BECOME THE SEVENTH-LARGEST ACCOUNTING SERVICES PROVIDER INTHE U.S.

CLEVELAND (July 31, 2024) – CBIZ, Inc. (NYSE: CBZ) (“the Company”), a leading national provider of financial, insurance and advisory services, today announced that it has entered into a definitive agreement to acquire the non-attest business of Marcum LLP (“Marcum”), which will make CBIZ the seventh-largest accounting services provider in the U.S. with approximately $2.8 billion in annual revenue.

Concurrent with the closing of this transaction, the attest business of Marcum will be acquired by Mayer Hoffman McCann P.C., a national independent CPA firm with which CBIZ has had an Administrative Service Agreement for over 25 years.

The cash-and-stock transaction is valued at approximately $2.3 billion. It is expected that approximately half of the transaction consideration will be paid in cash and the remainder shares of CBIZ common stock.

Founded in 1951 and headquartered in New York City, Marcum has 43 offices in major markets across the U.S. and serves more than 35,000 clients. With approximately $1.2 billion in revenue and more than 3,500 professionals, Marcum ranks as the13th-largest accounting firm in the U.S. Marcum provides a wide range of professional services to entrepreneurial companies, midcap and micro-cap SEC registrants, and high-net-worth individuals. The firm’s solutions include traditional tax, attest, accounting, and advisory services, as well as technology solutions and executive search and staffing services.

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Expected Transaction Benefits Post-Close:

•	Market Position: Solidify position as a leading provider of professional services to the growing middle market and seventh largest accounting services provider in the U.S.

•	Growth Strategy: Scale accelerates growth and further positions CBIZ as an acquirer of choice

•	Our People: Attract and retain the best and brightest in our industries, enhance learning and development aligned to meaningful career paths and expanded growth opportunities

•	Client Experience: Offer an unmatched breadth of services and depth of expertise including the development of innovative and actionable solutions

•	Industry Expertise: Combined industry knowledge enables access to new sectors and expands presence in target industries

•	Innovation and Technology: Enable greater investment in technology to support data-driven insights and solutions while driving innovation, increasing efficiency and enhancing performance

•	Shareholder Value: Expect to be accretive in 2025, with an estimated contribution to Adjusted earnings per share of approximately 10%

“Today marks the most significant transaction in CBIZ’s history as we announce our agreement to acquire Marcum,” said Jerry Grisko, President and Chief Executive Officer of CBIZ. “At closing, our company will have combined annual revenue of approximately $2.8 billion, more than 10,000 team members and over 135,000 clients. Together, we will provide a breadth of services and depth of expertise that is unmatched in our industry, allowing us to bring a broader array of high-value solutions to our combined client base. This transaction enables CBIZ to strengthen our presence in key markets, continue to attract and retain top talent, and innovate through technology. We are excited about our future together and the opportunities it will provide our people, the solutions we will bring to our clients and the value we expect it will create for shareholders.”

Jeffrey Weiner, Chairman & Chief Executive Officer of Marcum, said, “CBIZ and Marcum share a dedication to providing high-quality innovative professional services to our clients, and personalized, local client relationships supported by national resources. By joining forces, we will capitalize on our strengths and leverage our similar models to bring more diversified services and even greater subject matter expertise to our clients and attract new business. We both have a proven track record of growth through successful acquisitions, and we are excited to bring these two best-in-class organizations together.”

Transaction Details

The transaction is expected to close in the fourth quarter of 2024 subject to the approval of CBIZ stockholders, the approval of Marcum’s partners and other customary closing conditions. More information about this transaction can be found https://www.cbiz.com/stronger-together.

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Advisors

Perella Weinberg Partners is serving as CBIZ’s financial advisor and BakerHostetler is serving as CBIZ’s legal advisor for the transaction. Deutsche Bank is serving as Marcum’s financial advisor and Dechert LLP is serving as Marcum’s legal advisor for the transaction.

Second-quarter 2024 Financial Results

In a separate press release issued today, CBIZ announced its second-quarter financial results. The press release can be found on the Company’s website: https://cbiz.gcs-web.com/investor-overview.

Conference Call

CBIZ will host a conference call today at 11 a.m. EDT to discuss this announcement and its second-quarter and first-half financial results. Investors can register at https://dpregister.com/sreg/10191052/fd1f3d903c to receive the dial-in number and a unique personal identification number. Participants may register at any time, including up to and after the call start time. An archived replay of the webcast will be available on the Company’s website following the call.

About CBIZ

CBIZ, Inc. is a leading provider of financial, insurance and advisory services to businesses throughout the United States. Financial services include accounting, tax, government health care consulting, transaction advisory, risk advisory, and valuation services. Insurance services include employee benefits consulting, retirement plan consulting, property and casualty insurance, payroll, and human capital consulting. With more than 120 offices in 33 states, CBIZ is one of the largest accounting and insurance brokerage providers in the U.S. For more information, visit www.cbiz.com.

About Marcum

Marcum LLP is a top-ranked national accounting and advisory firm dedicated to helping entrepreneurial companies and high net worth individuals achieve their goals. Marcum’s industry-focused practices offer deep insight and specialized services to privately held and publicly registered companies, and nonprofit and social sector organizations. Marcum also provides a full complement of technology, and executive search and staffing services. Headquartered in New York City, Marcum has offices in major business markets across the U.S.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address business performance, financial condition, activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, including but not limited to: the ability of the parties to consummate the transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals in a timely manner or at all, and the approval by Marcum’s partners and the approval by the Company’s stockholders; the possibility of litigation related to the transaction and the effects thereof; the possibility that anticipated benefits and/or synergies of the transaction will not be achieved

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in a timely manner or at all; the possibility that the costs of the transaction and/or liabilities assumed will be more significant than anticipated; the possibility that integration will prove more costly and/or time consuming than anticipated; the possibility that the transaction could disrupt ongoing plans and operations of the parties or their respective relationships with clients, other business partners and employees; the possibility that the financing will not be obtained as anticipated and the effects of the increased leverage of the Company following the transaction; and other risks described in the Company’s SEC filings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances that subsequently occur or of which it subsequently becomes aware.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the transaction, the Company will file a proxy statement with the SEC. The definitive proxy statement will be mailed to the Company’s stockholders and will contain important information about the transaction and related matters. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, shareholders will be able to obtain free copies of the definitive proxy statement from the Company on the Investor Relations page of the Company’s website, www.cbiz.com, or by writing to us at Attention: Investor Relations Department, 5959 Rockside Woods Blvd. N., Suite 600, Independence, Ohio 44131.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information with respect to the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2024, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. These documents are available free of charge at the SEC’s website at www.sec.gov, or from the Company on the Investor Relations page of the Company’s website, www.cbiz.com, or by writing to us at Attention: Investor Relations Department, 5959 Rockside Woods Blvd. N., Suite 600, Independence, Ohio 44131. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transactions will be included in the proxy statement that the Company intends to file with the SEC.

NON-GAAP FINANCIAL INFORMATION

This communication contains references to certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is comparable to similarly titled measures provided by other companies. These non-GAAP financial measures are not measurements of financial performance of the Company or Marcum under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company views these non-GAAP financial measures as supplemental to, but not as substitutes for, comparable GAAP measures.

NYSE: CBZ WWW.CBIZ.COM X: @CBZ

NYSE: CBZ WWW.CBIZ.COM X: @CBZ